Exhibit 99.2
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
Introduction
On December 15, 2025 (the “Vital Merger Closing Date”), Crescent Energy Company (“Crescent”) consummated the transactions contemplated by the Agreement and Plan of Merger, dated August 24, 2025 (the "Vital Energy Merger Agreement," and such transactions, the "Vital Energy Merger"), between Crescent, Venus Merger Sub I Inc., Venus Merger Sub II LLC and Vital Energy, Inc ("Vital").
In accordance with the terms of the Vital Energy Merger Agreement, each share of Vital common stock, par value $0.01 per share (“Vital Common Stock”) issued and outstanding immediately prior to the Effective Time (other than the Excluded Shares), was converted into the right to receive from Crescent 1.9062 shares of Crescent Class A common stock, with cash paid in lieu of any fractional shares of Crescent Class A common stock (such amount, the “Exchange Ratio,” and such consideration, the “Merger Consideration”). Each Vital restricted stock award that was outstanding immediately prior to the Vital Energy Merger vested in full and was cancelled and converted into the right to receive, without interest, the merger consideration in respect of each share of Vital common stock subject thereto, with cash paid in lieu of any fractional shares of Crescent Class A common stock. Each Vital cash-settled performance unit that was outstanding immediately prior to the Effective Time vested in full, with performance conditions deemed to have been satisfied at the target performance level, and was cancelled and converted into the right to receive a lump-sum cash payment equal to the product of (i) the total number of shares of Vital common stock subject to such Vital cash-settled performance unit and (ii) the closing trading price per share of Vital common stock reported on the NYSE on the trading day immediately preceding the Vital Energy Merger, less applicable tax withholdings.
On January 31, 2025, Crescent completed its acquisition of all of the issued and outstanding securities of Ridgemar (Eagle Ford) LLC (“Ridgemar” and such transaction, the “Ridgemar Acquisition”) pursuant to the Membership Interest Purchase Agreement (the “Purchase Agreement”), dated December 3, 2024, by and among Crescent Energy Finance LLC (the “Purchaser”), Crescent, Ridgemar Energy Operating, LLC (the “Seller”) and Ridgemar.
Pursuant to the Purchase Agreement, the Seller received aggregate consideration consisting of (i) $807.2 million in cash (the “Cash Consideration”), and (ii) 5,454,546 shares of Class A Common Stock, par value $0.0001 per share (“Crescent Class A Common Stock”) of Crescent (the “Stock Consideration”). Up to $170.0 million in earn-out consideration (the “Contingent Consideration”) may also be paid by Crescent quarterly in fiscal years 2026 and 2027 based on the quarterly NYMEX WTI price of crude oil in fiscal years 2026 and 2027 if quarterly NYMEX WTI prices of crude oil are above certain thresholds in 2026 and 2027.
The unaudited pro forma condensed combined statement of operations (the “pro forma statement of operations”) has been prepared from the respective historical consolidated financial statements of Crescent, Vital, and Ridgemar adjusted to give effect to (i) the Vital Energy Merger, (ii) the Ridgemar Acquisition, and (iii) the draw on Crescent’s senior secured reserve-based revolving credit agreement (the “Crescent Revolving Credit Facility”) and repayment of Vital’s senior secured credit facility (the “Vital Revolving Credit Facility”) immediately following Closing (such transactions, the “RCF Draw” and together with the Vital Energy Merger and the Ridgemar Acquisition, the “Pro Forma Transactions”). The pro forma statement of operations for the year ended December 31, 2025 gives effect to the Pro Forma Transactions as if each had occurred on January 1, 2025. The pro forma statement of operations contains certain reclassification adjustments to conform the historical financial statement presentation of Vital and Ridgemar with Crescent’s historical financial statement presentation.
The following pro forma statement of operations is based on, and should be read in conjunction with:
•the historical audited consolidated financial statements of Crescent for the year ended December 31, 2025, and the related notes thereto;
•the historical audited consolidated financial statements of Vital for the year ended December 31, 2024 and the unaudited condensed consolidated financial statements of Vital as of and for the nine months ended September 30, 2025, and the related notes thereto;

•the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the respective Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q of Crescent and Vital; and
•the section entitled “Risk Factors” and other cautionary statements included in the prospectus filed by Crescent on Form 424(b)(3) dated November 12, 2025.
The pro forma statement of operations was derived by making certain transaction accounting adjustments to the historical financial statements noted above. The adjustments are based on currently available information and certain estimates and assumptions. Therefore, the actual impact of the Pro Forma Transactions may differ from the adjustments made to the pro forma statement of operations. However, Crescent’s management believes that the assumptions provide a reasonable basis for presenting the significant effects for the period presented as if the Pro Forma Transactions had been consummated earlier, and that all adjustments necessary to fairly present the pro forma statement of operations have been made.
As of the date of this Current Report on Form 8-K, Crescent has not completed the detailed valuation study necessary to arrive at the required final estimates of the fair value of the assets to be acquired and the liabilities to be assumed and the related allocations of purchase price related to the Vital Merger. A final determination of the fair value of Vital’s assets and liabilities will be based on the assets and liabilities of Vital and is estimated to be finalized during the measurement period not to exceed twelve months from the Vital Merger Closing Date. As a result of the foregoing, the pro forma adjustments are preliminary and are subject to change as additional information becomes available or as additional analysis is performed.
The preliminary pro forma adjustments have been made solely for the purpose of providing the unaudited pro forma statement of operations presented below. Any increases or decreases in the fair value of assets acquired and liabilities assumed upon completion of the final valuations will result in adjustments to the pro forma financial statements. The final purchase price allocation may be materially different than that reflected in the preliminary pro forma purchase price allocation presented herein.
The pro forma statement of operations and related notes are presented for illustrative purposes only and should not be relied upon as an indication of the operating results that Crescent would have achieved if the Pro Forma Transactions had taken place on the assumed date. The pro forma statement of operations does not reflect future events that may occur, including, but not limited to, the anticipated realization of ongoing savings from potential operating efficiencies, asset dispositions, cost savings, or economies of scale that Crescent may achieve with respect to the combined operations. As a result, future results may vary significantly from the results reflected in the pro forma statement of operations and should not be relied on as an indication of the future results of Crescent.

Unaudited Pro Forma Condensed Combined Statement of Operations
For the Year Ended December 31, 2025
(in thousands, except per share data)

	Crescent (Historical)	Vital As Adjusted (See Note 3)	Ridgemar (Historical)	Transaction Accounting Adjustments		Financing Adjustments		Crescent Pro Forma Combined
Revenues:
Oil	$2,372,726	$1,467,340	$37,937	$—		$—		$3,878,003
Natural gas	673,540	38,126	946	—		—		712,612
Natural gas liquids	390,629	188,122	1,756	—		—		580,507
Midstream and other	142,887	5,158	—	—		—		148,045
Total revenues	3,579,782	1,698,746	40,639	—		—		5,319,167
Expenses:
Lease and asset operating expense	767,814	357,010	3,852	—		—		1,128,676
Workover expense	74,537	63,404	425	—		—		138,366
Gathering, processing and transportation	408,920	63,947	1,456	—		—		474,323
Production and other taxes	219,416	99,549	1,611	—		—		320,576
Depreciation, depletion and amortization	1,166,902	715,697	—	(431,145)	(a)	—		1,451,454
Impairment expense	254,551	1,005,242	—	—		—		1,259,793
Exploration expense	16,795	—	—	2,257	(b)	—		19,052
Midstream and other operating expense	116,945	10,850	—	—		—		127,795
General and administrative expense	472,160	135,878	—	22,622	(b)	—		637,410
				6,750	(c)
Gain on sale of assets	(147,537)	(2,416)	—	—		—		(149,953)
Total expenses	3,350,503	2,449,161	7,344	(399,516)		—		5,407,492
Income (loss) from operations	229,279	(750,415)	33,295	399,516		—		(88,325)
Other income (expense):
Gain on derivatives	302,901	273,564	—	—		—		576,465
Interest expense	(298,432)	(197,139)	—	—		921	(g)	(494,650)
Loss from extinguishment of debt	(29,248)	—	—	—		—		(29,248)
Other income (expense)	(5,018)	3,142	—	—		—		(1,876)
Income (loss) from equity affiliates	2,188	(345)	—	—		—		1,843
Total other income (expense)	(27,609)	79,222	—	—		921		52,534
Income (loss) before taxes	201,670	(671,193)	33,295	399,516		921		(35,791)
Income tax expense	(34,504)	(235,032)	—	(93,737)	(d)	(384)	(d)	(363,657)
Net income (loss)	167,166	(906,225)	33,295	305,779		537		(399,448)
Less: net income attributable to noncontrolling interests	(20,210)	—	—	—		—		(20,210)
Less: net (income) loss attributable to redeemable noncontrolling interests	(14,050)	—	—	11,698	(e)	(47)	(e)	(2,399)
Net income (loss) attributable to Crescent Energy	$132,906	$(906,225)	$33,295	$317,477		$490		$(422,057)
Net income (loss) per share:
Class A common stock – basic	$0.55							$(1.61)	(f)
Class A common stock – diluted	$0.54							$(1.61)	(f)
Class B common stock – basic and diluted	$—							$—
Weighted average common shares outstanding:
Class A common stock – basic	242,060							312,266	(f)
Class A common stock – diluted	245,058							312,266	(f)
Class B common stock – basic and diluted	16,609							16,609
The accompanying notes are an integral part of this unaudited pro forma condensed combined income statement.

Notes to unaudited pro forma condensed combined income statement
NOTE 1 – Basis of pro forma presentation
The pro forma financial statements have been derived from the historical financial statements of Crescent, Vital, and Ridgemar. The pro forma statement of operations for the year ended December 31, 2025 gives effect to the Pro Forma Transactions as if each had occurred on January 1, 2025.
The pro forma statement of operations reflects pro forma adjustments that are based on available information and certain assumptions that management believes are reasonable. However, actual results may differ from those reflected in this pro forma statement of operations. In management’s opinion, all adjustments known to date that are necessary to fairly present the pro forma information have been made. The pro forma financial statements do not purport to represent what the combined entity’s results of operations would have been if the Pro Forma Transactions had actually occurred on the date indicated above, nor are they indicative of Crescent’s future results of operations.
These pro forma financial statements should be read in conjunction with the historical financial statements, and related notes thereto, of Crescent, Vital, and Ridgemar for the period presented.
NOTE 2 – Pro forma acquisition accounting
The Vital Energy Merger was accounted for using the acquisition method of accounting for business combinations in accordance with ASC 805 with Crescent considered to be the accounting acquirer. The allocation of the preliminary estimated purchase price for Vital is based upon management’s estimates of and assumptions related to the fair value of assets acquired and liabilities assumed as of the Vital Merger Closing Date using currently available information. Because the pro forma financial statements have been prepared based on these preliminary estimates, the final purchase price allocation and the resulting effect on Crescent’s financial position and results of operations may differ significantly from the pro forma amounts included in this Current Report on Form 8-K. Crescent expects to finalize its allocation of the purchase price as soon as practicable after completion of the Vital Energy Merger.
The preliminary purchase price allocation for the Vital Energy Merger is subject to change as a result of several factors, including but not limited to:
•changes in the estimated fair value of Vital’s assets acquired and liabilities assumed as of the Vital Merger Closing Date;
•the tax basis of Vital’s assets and liabilities as of the Vital Merger Closing Date; and
•certain of the factors described in “Risk Factors” included in the prospectus filed by Crescent on Form 424(b)(3) dated November 12, 2025.

The Ridgemar Acquisition was accounted for as an asset acquisition. The allocation of the purchase price for Ridgemar has been completed.
The determination of consideration transferred and the fair value of assets acquired and liabilities assumed are as follows (in thousands, except exchange ratio, share, and per share data):

	Vital Energy Merger	Ridgemar Acquisition
Consideration transferred:
Cash consideration:
Cash	$—	$807,247
Settlement of Equity Awards in cash	3,693	—
Equity consideration:
Fair value of Class A Common Stock issued	640,982	82,145
Settlement of Equity Awards in Class A Common Stock	7,557	—
Fair value of contingent earn-out consideration	—	51,746
Transaction costs capitalized	—	18,484
Total	$652,232	$959,622
Assets acquired and liabilities assumed:
Cash and cash equivalents	$122,923	$—
Accounts receivable, net	279,731	1,150
Derivative assets – current	184,247	—
Prepaid expenses	25,857	—
Oil and natural gas properties - proved	2,207,966	988,758
Oil and natural gas properties - unproved	137,055	—
Field and other property and equipment	50,156	3,240
Derivative assets – noncurrent	2,471	—
Deferred tax asset	695,291	—
Other assets	62,847	—
Accounts payable and accrued liabilities	(421,231)	(9,565)
Other current liabilities	(30,465)	(573)
Long-term debt	(2,490,578)	—
Derivative liabilities – noncurrent	(7,329)	—
Asset retirement obligations	(127,821)	(22,855)
Other liabilities	(38,888)	(533)
Net assets acquired	$652,232	$959,622

NOTE 3 – Adjustments to Vital’s historical statement of operations
Pro forma statement of operations reclassification adjustments for the year ended December 31, 2025
Certain reclassification adjustments were made to Vital's historical statement of operations in order to conform with Crescent’s financial statement presentation. A reconciliation of amounts derived and presented as "Vital As Adjusted" within the pro forma statement of operations for the year ended December 31, 2025 is as follows (in thousands, except per share data):

	Vital (Historical)(1)	Vital (Historical)(2)	Vital Reclassification Adjustments	Vital As Adjusted
Revenues:
Oil	$—	$—	$1,467,340	$1,467,340
Oil sales	1,155,448	311,892	(1,467,340)	—
Natural gas	—	—	38,126	38,126
Natural gas sales	47,175	(9,049)	(38,126)	—
Natural gas liquids	—	—	188,122	188,122
NGL sales	155,714	32,408	(188,122)	—
Midstream and other	—	—	5,158	5,158
Other operating revenues	4,296	862	(5,158)	—
Total revenues	1,362,633	336,113	—	1,698,746
Expenses:
Lease and asset operating expense	—	—	357,010	357,010
Lease operating expense	325,494	94,920	(357,010)	—
			(63,404)
Workover expense	—	—	63,404	63,404
Gathering, processing and transportation	—	—	63,947	63,947
Oil transportation and marketing expenses	31,296	7,855	(39,151)	—
Gas gathering, processing and transportation expenses	18,910	5,886	(24,796)	—
Production and other taxes	—	—	99,549	99,549
Production and ad valorem taxes	80,106	19,443	(99,549)	—
Depreciation, depletion and amortization	—	—	711,908	715,697
			3,789
Depletion, depreciation and amortization	556,840	155,068	(711,908)	—
Impairment expense	1,005,242	—	—	1,005,242
Midstream and other operating expense	—	—	10,850	10,850
Other operating expenses, net	10,456	4,528	(10,850)	—
			(3,789)
			(345)
General and administrative expense	—	—	135,878	135,878
General and administrative	71,517	59,734	(131,251)	—
Organizational restructuring expenses	4,627	—	(4,627)	—
Gain on sale of assets	—	—	(2,416)	(2,416)
Total expenses	2,104,488	347,434	(2,761)	2,449,161
Gain (loss) on disposal of assets, net	2,050	366	(2,416)	—
Income (loss) from operations	(739,805)	(10,955)	345	(750,415)
Other income (expense):
Gain on derivatives	—	—	273,564	273,564
Gain (loss) on derivatives, net	169,233	104,331	(273,564)	—
Interest expense	(150,228)	(46,911)	—	(197,139)
Loss from extinguishment of debt	—	—	—	—
Other income (expense)	—	—	3,142	3,142
Other income (expense), net	2,215	927	(3,142)	—
Income (loss) from equity affiliates	—	—	(345)	(345)

Total other income (expense)	21,220	58,347	(345)	79,222
Income (loss) before taxes	(718,585)	47,392	—	(671,193)
Income tax benefit (expense)	(236,346)	1,314	—	(235,032)
Net income (loss)	$(954,931)	$48,706	$—	$(906,225)
Net income (loss) per share:
Basic	$(25.32)
Diluted	$(25.32)
Weighted average common shares outstanding:
Basic	37,714
Diluted	37,714
______________
(1)Reflects the historical operations of Vital for the nine months ended September 30, 2025.
(2)Reflects the historical operations of Vital for the period from October 1, 2025 through December 14, 2025.
NOTE 4 – Adjustments to the pro forma financial statements
The pro forma statement of operations has been prepared to illustrate the effects of the Pro Forma Transactions and has been prepared for informational purposes only.
The preceding pro forma statement of operations has been prepared in accordance with Article 11 of Regulation S-X which requires the presentation of adjustments to account for the pro forma transactions (“Transaction Accounting Adjustments”) along with the certain financing transactions (“Financing Adjustments”) and allows for supplemental disclosure of the reasonably estimable synergies and other transaction effects that have occurred or are reasonably expected to occur (“Management Adjustments”). Management has elected not to present Management Adjustments.
Pro forma statements of operations adjustments for the year ended December 31, 2025
The adjustments included in the pro forma statement of operations for the year ended December 31, 2025 are as follows:
Transaction Accounting Adjustments
(a)Reflects pro forma depletion expense calculated in accordance with the successful efforts method of accounting for oil and gas properties. Additionally, the adjustment reflects the increase in accretion expense related to the higher asset retirement obligation liability which was adjusted to reflect Crescent’s internal estimates, discount rate, and useful life estimate.
(b)Reflects adjustments to general and administrative expense and exploration expense related to costs capitalized by Vital under the full cost method of accounting for oil and gas properties that are expensed on a pro forma basis to conform to Crescent’s accounting under the successful efforts method of accounting for oil and gas properties.
(c)Reflects the impact on general and administrative expense related to increases in Crescent's Management Fee related to the issuance of additional shares of Crescent Class A Common Stock as Merger Consideration.
(d)Reflects the income tax effect of the pro forma adjustments presented. The tax rate applied to the pro forma adjustments for the year ended December 31, 2025 was the estimated combined federal and state statutory rate of 22.0%. The effective rate of Crescent in the future could be significantly different (either higher or lower) depending on a variety of factors.
(e)Reflects the impact of the allocation of net income attributable to redeemable noncontrolling interests related to the change in Crescent's ownership of Crescent Energy OpCo LLC resulting from the issuance of 73.3 million shares of Crescent Class A Common Stock as part of the Vital Energy Merger.

(f)Reflects the impact to the allocation of net income attributable to Crescent and the computation of basic and diluted net income (loss) per share for the issuance of 73.3 million shares of Crescent Class A Common Stock as part of the Vital Energy Merger.
Financing Adjustments
(g)Reflects the pro forma impact of the RCF Draw to repay outstanding amounts borrowed under the Vital Revolving Credit Facility.
NOTE 5 – Supplemental unaudited pro forma oil and natural gas reserves information
Oil and natural gas reserves
The following tables present the estimated unaudited pro forma net proved developed and proved undeveloped oil, natural gas, and NGL reserves information as of December 31, 2025 for Crescent's consolidated operations, along with a summary of changes in quantities of net remaining proved reserves for the year ended December 31, 2025. The disclosures below are derived from the “Oil and natural gas reserves” for the year ended December 31, 2025 included within Crescent’s Annual Report on Form 10-K. The estimates below are in certain instances presented on a “barrels of oil equivalent or “Boe” basis. To determine Boe in the following tables, natural gas is converted to a crude oil equivalent at the ratio of six Mcf of natural gas to one barrel of crude oil equivalent.
The unaudited pro forma oil and natural gas reserves information is not necessarily indicative of the results that might have occurred had the Pro Forma Transactions been completed on January 1, 2025 and is not intended to be a projection of future results. Future results may vary significantly from the results reflected because of various factors, including those discussed in “Risk Factors” included in Crescent’s Annual Report on Form 10-K.
The unaudited pro forma net proved developed and proved undeveloped oil, natural gas, and NGL reserves as of December 31, 2024 and 2025 and the changes in the pro forma quantities of net remaining proved reserves for the year ended December 31, 2025 are as follows:

	Oil and Condensate (MBbls)
	Crescent (Historical)	Vital Transaction Adjustments	Ridgemar Transaction Adjustments	Crescent Pro Forma Combined
Proved Developed and Undeveloped Reserves as of:
December 31, 2024	297,690	183,140	60,206	541,036
Revisions of previous estimates	(59,053)	(50,443)	(549)	(110,045)
Extensions, discoveries, and other additions	20,232	12,343	376	32,951
Sales of reserves in place	(43,427)	(733)	—	(44,160)
Purchases of reserves in place	182,392	(120,933)	(59,536)	1,923
Production	(38,139)	(23,374)	(497)	(62,010)
December 31, 2025	359,695	—	—	359,695

Proved Developed Reserves as of:
December 31, 2024	193,611	118,966	37,975	350,552
December 31, 2025	275,734	—	—	275,734

Proved Undeveloped Reserves as of:
December 31, 2024	104,079	64,174	22,231	190,484
December 31, 2025	83,961	—	—	83,961

	Natural Gas (MMcf)
	Crescent (Historical)	Vital Transaction Adjustments	Ridgemar Transaction Adjustments	Crescent Pro Forma Combined
Proved Developed and Undeveloped Reserves as of:
December 31, 2024	1,595,059	794,909	67,073	2,457,041
Revisions of previous estimates	40,084	(80,438)	(387)	(40,741)
Extensions, discoveries, and other additions	436,513	35,460	245	472,218
Sales of reserves in place	(291,673)	(16,020)	—	(307,693)
Purchases of reserves in place	735,054	(653,025)	(66,492)	15,537
Production	(236,978)	(80,886)	(439)	(318,303)
December 31, 2025	2,278,059	—	—	2,278,059

Proved Developed Reserves as of:
December 31, 2024	1,342,718	587,785	41,111	1,971,614
December 31, 2025	1,819,476	—	—	1,819,476

Proved Undeveloped Reserves as of:
December 31, 2024	252,341	207,124	25,962	485,427
December 31, 2025	458,583	—	—	458,583

	Natural Gas Liquids (MBbls)
	Crescent (Historical)	Vital Transaction Adjustments	Ridgemar Transaction Adjustments	Crescent Pro Forma Combined
Proved Developed and Undeveloped Reserves as of:
December 31, 2024	145,716	139,650	12,053	297,419
Revisions of previous estimates	(10,331)	(12,769)	(72)	(23,172)
Extensions, discoveries, and other additions	9,438	6,514	46	15,998
Sales of reserves in place	(21,288)	(2,254)	—	(23,542)
Purchases of reserves in place	129,993	(116,719)	(11,946)	1,328
Production	(17,382)	(14,422)	(81)	(31,885)
December 31, 2025	236,146	—	—	236,146

Proved Developed Reserves as of:
December 31, 2024	109,223	101,229	7,380	217,832
December 31, 2025	197,366	—	—	197,366

Proved Undeveloped Reserves as of:
December 31, 2024	36,493	38,421	4,673	79,587
December 31, 2025	38,780	—	—	38,780

	Total (MBoe)
	Crescent (Historical)	Vital Transaction Adjustments	Ridgemar Transaction Adjustments	Crescent Pro Forma Combined
Proved Developed and Undeveloped Reserves as of:
December 31, 2024	709,251	455,275	83,438	1,247,964
Revisions of previous estimates	(62,706)	(76,618)	(686)	(140,010)
Extensions, discoveries, and other additions	102,423	24,767	463	127,653
Sales of reserves in place	(113,327)	(5,657)	—	(118,984)
Purchases of reserves in place	434,894	(346,490)	(82,564)	5,840
Production	(95,017)	(51,277)	(651)	(146,945)
December 31, 2025	975,518	—	—	975,518

Proved Developed Reserves as of:
December 31, 2024	526,622	318,159	52,207	896,988
December 31, 2025	776,346	—	—	776,346

Proved Undeveloped Reserves as of:
December 31, 2024	182,629	137,116	31,231	350,976
December 31, 2025	199,172	—	—	199,172
Standardized measure of discounted future net cash flows
The following tables present the estimated unaudited pro forma standardized measure of discounted future net cash flows (the “pro forma standardized measure”) at December 31, 2025. The pro forma standardized measure information set forth below gives effect to the Pro Forma Transactions as if they had been completed on January 1, 2025. The disclosures below are derived from the “Standardized measure of discounted future net cash flows” for the year ended December 31, 2025 included within Crescent’s Annual Report on Form 10-K. An explanation of the underlying methodology applied, as required by SEC regulations, can be found within the historical financial statements included in Crescent’s Annual Report on Form 10-K. The calculations assume the continuation of existing economic, operating and contractual conditions at December 31, 2025.
The pro forma standardized measure is not necessarily indicative of the results that might have occurred had the Pro Forma Transactions been completed on January 1, 2025 and is not intended to be a projection of future results. Future results may vary significantly from the results reflected because of various factors, including those discussed in “Risk Factors” included in Crescent’s Annual Report on Form 10-K.
The pro forma standardized measure of discounted future net cash flows relating to proved oil and natural gas reserves as of December 31, 2025 is as follows:

	(in thousands)
	Crescent (Historical)	Vital Transaction Adjustments	Ridgemar Transaction Adjustments	Crescent Pro Forma Combined
Future cash inflows	$32,852,573	$—	$—	$32,852,573
Future production costs	(15,003,036)	—	—	(15,003,036)
Future development costs (1)	(3,387,941)	—	—	(3,387,941)
Future income taxes	(1,308,188)	—	—	(1,308,188)
Future net cash flows	$13,153,408	$—	$—	$13,153,408
Annual discount of 10% for estimated timing	(5,397,858)	—	—	(5,397,858)
Standardized measure of discounted future net cash flows as of December 31, 2025	$7,755,550	$—	$—	$7,755,550
______________
(1)Future development costs include future abandonment and salvage costs.

Changes in standardized measure
The disclosures below are derived from the “Changes in standardized measure” for the year ended December 31, 2025 included within Crescent’s Annual Report on Form 10-K. The changes in the pro forma standardized measure of discounted future net cash flows relating to proved oil and natural gas reserves for the year ended December 31, 2025 are as follows:

	(in thousands)
	Crescent (Historical)	Vital Transaction Adjustments	Ridgemar Transaction Adjustments	Crescent Pro Forma Combined
Balance at December 31, 2024	$5,703,695	$4,215,320	$1,395,237	$11,314,252
Net change in prices and production costs	(2,011,577)	(1,308,714)	(38,646)	(3,358,937)
Net change in future development costs	872,553	63,510	34,432	970,495
Sales and transfers of oil and natural gas produced, net of production expenses	(2,075,124)	(912,028)	(33,295)	(3,020,447)
Extensions, discoveries, additions and improved recovery, net of related costs	606,461	352,621	5,454	964,536
Purchases of reserves in place	4,652,989	(2,931,895)	(1,510,216)	210,878
Sales of reserves in place	(553,700)	(27,160)	—	(580,860)
Revisions of previous quantity estimates	(208,348)	(331,811)	(26,802)	(566,961)
Previously estimated development costs incurred	399,891	389,014	38,857	827,762
Net change in taxes	(92,507)	175,407	146,251	229,151
Accretion of discount	615,853	450,967	11,627	1,078,447
Changes in timing and other	(154,636)	(135,231)	(22,899)	(312,766)
Balance at December 31, 2025	$7,755,550	$—	$—	$7,755,550